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                                                     Exhibit 23


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos.
33-66182, 33-61283 and 33-51561.




                              ARTHUR ANDERSEN LLP



December 13, 1995
New York, New York